SELECTED STATEMENTS OF OPERATIONS DATA (Schedule Of Financial Expenses and Others, Net) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial income:
Interest on deposits		$ 79	$ 111	$ 111
Foreign currency translation differences and derivatives	[1]	1,330	190	3,981
Others		807
Total gross financial income		2,216	301	4,092
Financial expenses:
Bank charges and interest on loans		(4,130)	(3,787)	(4,597)
Foreign currency translation differences and derivatives		(3,716)	(2,627)	(5,844)
Others		(293)	(408)
Total gross financial expenses		(8,139)	(6,822)	(10,441)
Financial expenses and others, net		$ (5,923)	$ (6,521)	$ (6,349)

[1]	During 2018 the Company recorded $ 969 income upon collection of trade receivables balances from customer in Venezuela at a rate which was higher than the rate it could collect these receivables previously.